SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) July 2, 1998


                                 B&G Foods, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-39813                     13-3916496
      ---------------             ----------------               ---------------
      (State or Other             (Commission File               (IRS Employer
      Jurisdiction of                  Number)                   Identification
       Incorporation                                                  No.)




        426 Eagle Rock Avenue, Roseland, New Jersey             07068
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         (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (973) 228-2500

                                 Not Applicable
                         -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2   Acquisition or Disposition of Assets

     B&G Foods, Inc. is filing this Form 8-K to report its acquisition of Maple Grove Farms of Vermont, Inc., Up Country Naturals of Vermont, Inc. and Les Produits Alimentaires Jacques et Fils Inc. (collectively the "Acquired Companies"). See Press Release, dated July 6, 1998, attached as Exhibit 99.3.

         On July 2, 1998, BGH Holdings, Inc. ("Buyer"), a subsidiary of B&G Foods, Inc., entered into a Stock Purchase Agreement (the "Stock
         Purchase Agreement") by and among Buyer, each of the Acquired Companies, and William F. Callahan and Ruth M. Callahan (collectively, the "Sellers"), providing for the acquisition by Buyer of all of the issued and outstanding capital stock of the Acquired Companies (the "Stock"), for an aggregate purchase price of $15,170,000, consisting of $14,170,000 in cash, 1,000 shares of Common Stock of B&G Foods Holdings Corp. ("Holdings"), having an aggregate value of $10,000, and 990 shares of the 13% Series A Cumulative Preferred Stock of Holdings, having an initial aggregate liquidation preference of $990,000. The closing under the Stock Purchase Agreement occurred on July 17, 1998. The Stock Purchase Agreement provides for a post-closing adjustment to be paid by either Buyer or Seller under certain circumstances. The terms and conditions of the acquisition are set forth in the Stock Purchase Agreement, which has been filed as Exhibit 2 to this filing.

Item 7   Financial Statements, Pro Forma Financial Statements and Exhibits

*(a)     Financial Statements of Businesses Acquired

         Financial Statements of Maple Grove Farms of Vermont, Inc., Up Country Naturals of Vermont, Inc., and Les Produits Alimentaires Jacques et Fils Inc., with Independent Auditors' Statement Thereon.

*(b)     Pro Forma Financial Information

 (c)     Exhibits

         Stock Purchase Agreement, dated July 2, 1998, by and among BGH Holdings, Inc., Maple Grove Farms of Vermont, Inc., Up Country Naturals of Vermont, Inc., Les Produits Alimentaires Jacques et Fils Inc, William F. Callahan and Ruth M. Callahan.

         Press Release, dated July 6, 1998.


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*        These  items will be filed in a  supplementary  filing  within the time period specified by the rules promulgated under the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                B&G FOODS, INC.


Date: August 3, 1998           By:    /s/ Robert C. Cantwell
                                   ---------------------------------------------
                                   Name:  Robert C. Cantwell
                                   Title: Executive Vice President
                                          of Finance and Chief Financial Officer


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                                 EXHIBITS INDEX


Exhibit
Number                                       Description
-------                                      -----------

 2 Stock Purchase Agreement, dated July 2, 1998, by and among BGH Holdings, Inc., Maple Grove Farms of Vermont, Inc., Up Country Naturals of Vermont, Inc., Les Produits Alimentaires Jacques et Fils Inc, William F. Callahan and Ruth M. Callahan.

*99.1 Financial Statements of Maple Grove Farms of Vermont, Inc., Up Country Naturals of Vermont, Inc., and Les Produits Alimentaires Jacques et Fils Inc., with Independent Auditors' Statement Thereon.

*99.2    Pro Forma Information.

99.3     Press Release, dated July 6, 1998.






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*        These  items will be filed in a  supplementary  filing  within the time period specified by the rules promulgated under the Securities Exchange Act of 1934, as amended.